SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Able Energy, Inc.
(Name of Registrant as Specified In Its Charter)

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ABLE ENERGY, INC.
198 GREEN POND ROAD
ROCKAWAY, NEW JERSEY 07866

June 5, 2007

Dear Stockholder,

You are cordially invited to attend an Annual Meeting of Stockholders (the "Meeting") of Able Energy, Inc. (the "Company"). The Meeting will be held on June 28, 2007 at 11:00 a.m. local time, at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares held in street name by a brokerage firm in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,

/s/ Gregory D. Frost
Gregory D. Frost
Chairman and Chief Executive Officer

ABLE ENERGY, INC.
198 GREEN POND ROAD
ROCKAWAY, NEW JERSEY 07866

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 28, 2007

Rockaway, New Jersey
June 5, 2007

The Annual Meeting of Stockholders (the "Annual Meeting") of Able Energy, Inc., a Delaware corporation (the "Company"), will be held at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036, on Thursday, June 28, 2007 at 11:00 a.m. (local time) for the following purposes:

(1) To elect seven Directors, each for a term of one year.

(2) To ratify the appointment by the Audit Committee of the Board of Directors of Marcum & Kliegman LLP to serve as of the Company's independent registered public accountants for fiscal 2007.

(3) To transact such other business as may properly come before the Meeting.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on May 15, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s offices located at 198 Green Pond Road, Rockaway, New Jersey 07866 for ten (10) days prior to June 28, 2007.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ Gregory D. Frost
Gregory D. Frost
Chairman and Chief Executive Officer

ABLE ENERGY, INC.
198 Green Pond Road
Rockaway, New Jersey 07866

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Able Energy, Inc. to be held on Thursday, June 28, 2007, beginning at 11:00 a.m. at the offices of Able Energy Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036 and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about June 6, 2007.

The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return the same immediately. Proxies are being solicited by mail and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. They will not receive any additional compensation for these activities. The expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the election of Directors, the ratification of the appointment of the Company's registered public accountants and any other business that may properly come before the Meeting. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record as of the close of business on May 15, 2007, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the Meeting.

What are the voting rights of the holders of Able common stock?

Each outstanding share of Able common stock will be entitled to one vote on each matter considered at the Meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Meeting. If your shares are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 15, 2007, the Company had 3,141,423 shares of common stock outstanding, which also represents the number of votes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting for quorum purposes.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, your shares will be voted as you direct. If you are a stockholder of record and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request that your proxy be revoked. Your attendance at the meeting will not by, itself, revoke a previously granted proxy.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for the election of the nominated slate of Directors (see proposal no. 1).
•	for the ratification of the appointment of Marcum & Kliegman LLP as the Company's independent registered public accountants for fiscal 2007 (see proposal no. 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of the holders of a majority of the outstanding shares of Able common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of Directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of the appointment of Marcum & Kliegman LLP and Other Items. For the ratification of the appointment of Marcum & Kliegman LLP as the Company's independent registered public accountants for fiscal 2007 and each other item, the affirmative vote of the holders of a majority of the outstanding shares of Able common stock present in person or represented by proxy at the meeting and entitled to vote will be required for approval. A properly executed proxy card marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

If you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of Directors and the ratification of Marcum & Kliegman LLP as our registered public accountants even if the broker does not receive voting instructions from you.

STOCK OWNERSHIP

The following table shows, as of May 15, 2007, the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company’s common stock by (i) each person known by the Company to own 5% or more of the Company’s common stock, (ii) each Director, (iii) each executive officer, and (iv) all Directors and executive officers as a group.

Name and Address*	Title	Aggregate Number of Shares Beneficially Owned (1)		Percent of Class Outstanding (2)
Gregory D. Frost	CEO and Chairman	1,000,000	(3)	31.8%
Christopher P. Westad	President and Director	35,000	(4)	1.1%
Patrick O'Neill	Director	3,000	(5)	**
Edward C. Miller, Jr.	Director	3,000	(5)	**
Steven Chalk	Director	3,000	(5)	**
Alan E. Richards	Director	5,000	(5)	**
Solange Charas	Director	5,000	(5)	**
Mark Barbera	Director	5,000	(5)	**
Frank Nocito	VP Business Development	1,000,000	(6)	31.8%
John L. Vrabel	COO	2,300	(7)	**
Jeffrey S. Feld	Acting CFO	0		**
Officers and Directors as a Group (11 persons)		1,061,300	(8)	33.2%
All American Plazas, Inc. 1267 Hilltop Lane Myerstown, PA 17067		1,000,000	(9)	31.8%

* Unless otherwise indicated, the address for each stockholder is c/o Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866.

** Represents less than 1% of the outstanding common stock.
——————
(1)
The number of shares of common stock beneficially owned by each stockholder is determined under rules promulgated by the SEC. Under these rules, a person is deemed to have “beneficial ownership” of any shares over which that person has or shares voting or investing power, plus any shares that the person has the right to acquire within 60 days, including through the exercise of stock options. To our knowledge, unless otherwise indicated, all of the persons listed above have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

(2)
The percentage ownership for each stockholder is calculated by dividing (a) the total number of shares beneficially owned by the stockholder on May 15, 2007 by (b) 3,141,423 shares (the number of shares of our common stock outstanding on May 15, 2007, plus any shares that the stockholder has the right to acquire within 60 days after May 15, 2007).

(3)
Includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Frost disclaims beneficial ownership. The shares owned by All American Plazas, Inc., are owned 85% by the Chelednik Family Trust, a trust established by Frank Nocito, a Vice-President of the Company, and his wife for the benefit of their family members. The remaining 15% of such shares are owned by a limited liability company owned by Mr. Frost and his wife. See Note (9) below.

(4)	Represents 5,000 shares owned by Mr. Westad and 30,000 which may be acquired upon the exercise of outstanding stock options.

(5)	Represents shares, which may be acquired pursuant to currently exercisable options (or options that will become exercisable within sixty (60) days of May 15, 2007).

(6)
Includes 1,000,000 shares owned by All American Plazas, Inc., of which Mr. Nocito disclaims beneficial ownership. Mr. Nocito is Vice President of All American Plazas, Inc., and approximately 85% of the outstanding common stock of All American Plazas, Inc., are beneficially held by the Chelednik Family Trust, a trust established by Mr. Nocito and his wife for the benefit of their family members. See Note (9) below.

(7)	Includes 2,300 shares held directly.

(8)
Includes 7,300 shares owned by the officers and directors and 49,000 shares, which may be obtained upon the exercise of outstanding options held by the officers and directors. Also includes 1,000,000 shares owned by All American Plazas, Inc., of which Messrs. Frost and Nocito disclaim beneficial ownership. See Note (9) below.

(9)
Includes 1,000,000 shares owned by All American Plazas, Inc. Approximately 85% of the outstanding common stock of All American Plazas, Inc., are beneficially held by the Chelednik Family Trust, a trust established by Frank Nocito and his wife for the benefit of their family members. In addition, pursuant to an agreement between Mr. Frost and the Chelednik Family Trust, Mr. Frost, through Crystal Heights, LLC an entity controlled by Mr. Frost and his wife, is the beneficial owner of the balance of the outstanding common stock of All American.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information with respect to the compensation paid to the Company's Chief Executive Officer, President, Chief Financial Officer and Chief Operating Officer for services rendered in all capacities to the Company for the fiscal years ended June 30, 2006, 2005, and 2004. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Awards	Securities Underlying Options/ SARs	LTIP Pay- out	All Other Compensation
Gregory D. Frost	2006	$216,900	-	$4,200	-	-/-	-	-
Chief Executive Officer (3)	2005	$27,700	-	-	-	$50,000/0	-	-

Christopher P. Westad,	2006	$141,600	-	-	-	-	-	-
President (4)	2005	$136,479	-	$2,585	-	-/-	-	$40,640(2)
	2004	$100,000	$13,877	$5,973	-	$15,000/0	-	-

John Vrabel,	2006	$141,600	-	$6,000	-	-/-	-	-
Chief Operating Officer	2005	$138,046	-	$6,000	-	-/-	-	-
	2004	$120,000	-	$6,000	-	$10,000/0	-	-

Steven M. Vella	2006	$130,800	-	$5,000	-	$12,500/0	-	-
Chief Financial Officer (5)

Frank Nocito	2006	$120,000	-	-	-	-/-	-	-
Vice President of Business Development	2005	$27,700	-	-	-	$50,000/0	-	-

(1)	Represents car allowance and travel expense reimbursements pursuant to his employment agreement with the Company.
(2)	Represents amounts paid to Mr. Westad related to board compensation of $20,000 and the market value of 2,000 shares issued to Mr. Westad of the Company’s common stock valued on the date of issue.
(3)	Mr. Frost served as Chief Executive Officer from August 13, 2005 to September 28, 2006. On May 24, 2007 he resumed his position as Chief Executive Officer.
(4)	Mr. Westad served as Acting Chief Financial Officer from June 23, 2006 to September 28, 2006. Mr. Westad served as Acting Chief Executive Officer from September 28, 2006 to May 24, 2007.
(5)	Mr. Vella served as Chief Financial Officer from Aug 15, 2005 to June 23, 2006.

OPTION GRANTS DURING FISCAL 2006

The following table sets forth information with respect to option grants to the named executive officers during fiscal 2006:

Name	Number of Options Granted	% of Total Options Granted to Employees	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Grant Date at 5% (1)	Potential Realizable Value at Grant Date at 10% (2)
Steven M. Vella	12,500	100%	$4.36	June 22, 2011	$15,057	$33,273

(1)
The potential realizable value at grant date of options granted during fiscal year 2006 has been calculated using the assumption that the value of the stock will appreciate 5% per year during the option term from the grant price on the date of grant.

(2)
The potential realizable value at grant date of options granted during fiscal year 2006 has been calculated using the assumption that the value of the stock will appreciate 10% per year during the option term from the grant price on the date of grant.

OPTION EXCERCISES AND HOLDINGS

The following table sets forth, for each of the named executive officers named in the Summary Compensation Table above, information concerning the number and value of shares subject to both exercisable and unexercisable stock options as of June 30, 2006. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of June 30, 2006.

AGGREGATED OPTION EXERCISES DURING FISCAL 2006
AND
OPTION VALUES AT JUNE 30, 2006

	Number of Shares Acquired Upon Exercise of	Value Realized Upon	Number of Unexercised Options 6/30/06		Value of Unexercised In-the-Money Options 6/30/06
Name	Options	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory D. Frost	50,000	$432,000	-	-	-	-
Christopher P. Westad	-	-	30,000	-	$85,050	-
Frank Nocito	50,000	$507,500	-	-	-	-
Steven M. Vella	-	-	12,500	0	$16,625	-

EMPLOYMENT ARRANGEMENTS

Gregory D. Frost, on October 12, 2005, entered into a one-year employment agreement, as Chief Executive Officer of the Company at an annual salary of $250,000. The term of the agreement is automatically renewable and has been renewed through October 11, 2007. The annual salary is subject to periodic increases at the discretion of the Board of Directors. Mr. Frost is entitled to bonuses pursuant to his employment agreement if the Company meets certain financial targets based on sales, profitability and the achievement of certain goals as established by the Board of Directors or the Compensation Committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "Bonus Pool" which shall equal up to 20% of the Company's earnings before taxes (“EBT”), provided the Company achieves at least $1,000,000 of EBT in such bonus year. If the Company meets or exceeds $1,000,000 of EBT for that fiscal year, then the executive shall be entitled to 20% of such Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Frost for reason, or by the Company for other than cause, death or disability, Mr. Frost shall receive a lump sum severance payment of one year’s salary, and any unvested stock options shall be deemed to have vested at the termination date.

Christopher P. Westad has a three-year employment agreement, effective through July 1, 2007, as President of the Company at an annual salary of $141,600. The term of the agreement may be extended by mutual consent of the Company and Mr. Westad, and the annual salary is subject to periodic increases at the discretion of the Board of Directors. Mr. Westad is entitled to bonuses pursuant to his employment agreements if the Company meets certain financial targets based on sales, profitability and the achievement of certain goals as established by the Board of Directors or the Compensation Committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "Bonus Pool" which shall equal up to 20% of the Company's earnings before taxes (“EBT”), provided the Company achieves at least $1,000,000 of EBT in such bonus year. If the Company meets or exceeds $1,000,000 of EBT for that fiscal year, then the executive shall be entitled to 20% of such Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Westad for reason, or by the Company for other than cause, death or disability, Mr. Westad shall receive a lump sum severance payment of one year’s salary, and any unvested stock options shall be deemed to have vested at the termination date.

John L. Vrabel has a three-year employment agreement, effective through July 1, 2007, as Chief Operating Officer of the Company at an annual salary of $141,600. The term of the agreement may be extended by mutual consent of the Company and Mr. Vrabel, and the annual salary is subject to periodic increases at the discretion of the Board of Directors. Mr. Vrabel is entitled to bonuses pursuant to his employment agreements if the Company meets certain financial targets based on sales, profitability and the achievement of certain goals as established by the Board of Directors or the Compensation Committee. Such bonuses, plus all other bonuses payable to the executive management of the Company, shall not exceed in the aggregate, a "Bonus Pool" which shall equal up to 20% of the Company's earnings before taxes (“EBT”), provided the Company achieves at least $1,000,000 of EBT in such bonus year. If the Company meets or exceeds $1,000,000 of EBT for that fiscal year, then the executive shall be entitled to 20% of such Bonus Pool. The employment agreement also provides for reimbursement of reasonable business expenses. In the event the agreement is terminated by Mr. Vrabel for reason, or by the Company for other than cause, death or disability, Mr. Vrabel shall receive a lump sum severance payment of one year’s salary, and any unvested stock options shall be deemed to have vested at the termination date.

TRANSACTIONS WITH MANAGEMENT

Acquisition of All American

We entered into an asset purchase agreement with All American in June 2005, pursuant to which we agreed to acquire substantially all of All American’s assets and assume all liabilities of All American other than mortgage debt liabilities. In exchange for these assets, we have agreed to issue to All American 11,666,667 restricted shares of our common stock. Our stockholders approved this transaction with All American at a special meeting held on August 29, 2006, and the transaction was consummated in May 2007. At the close of business on May 29, 2007, the value of the shares issued to All American was $18.9 million (based on the closing price of $1.62 on that date).

After consummation of the transaction, All American owns approximately 74.3% of our outstanding shares. As of the record date for the Meeting, All American owned approximately 31.8% of our outstanding shares. Approximately 85% of the outstanding stock of All American are beneficially held by the Chelednik Family Trust by Mr. Frank Nocito, our Vice President of Business Development, and his wife, Sharon Chelednik, for the benefit of their family members, including seven children. Mr. Nocito is also a Vice President of All American. In addition, pursuant to an agreement between the Chelednik Family Trust and Gregory Frost, one of our directors and our Chief Executive Officer ("CEO") and Chairman, through an entity controlled by him (Crystal Heights, LLC), is the beneficial holder of the balance of the outstanding common stock of All American.

All American Financing

On June 1, 2005, All American completed a financing that, now that the acquisition of All American has been consummated, will impact the Company. Pursuant to the terms of the Securities Purchase Agreement (the "Agreement") among All American and certain purchasers (“Purchasers”), the Purchasers loaned All American an aggregate of $5,000,000, evidenced by Secured Debentures dated June 1, 2005 (the "Debentures"). The Debentures are due and payable on June 1, 2007, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the Debentures. Upon the acquisition of All American and the Company’s board approving the transfer of the debt that would also require the transfer of additional assets into All American as consideration for the Company to assume the debt, then the Debentures are convertible into shares of our common stock at a conversion rate of the lesser of (i) the purchase price paid by us for each share of All American common stock in the acquisition, or (ii) $3.00, subject to further adjustment as set forth in the agreement.

The loan is secured by real estate property owned by All American in Pennsylvania and New Hampshire. Pursuant to the Agreement, these Debentures are in default, as All American had not completed the merger with the Company prior to the expiration of the 12-month anniversary of the Agreement. Pursuant to the Additional Investment Right (the “AIR Agreement”) among All American and the Purchasers, the Purchasers may loan All American up to an additional $5,000,000 of secured convertible debentures on the same terms and conditions as the initial $5,000,000 loan, except that the conversion price will be $4.00.

Now that the acquisition of All American has been consummated, we will assume certain of the obligations of All American under the Agreement, the Debentures and the AIR Agreement through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the Purchasers and us (the “Able Energy Transaction Documents”). Such documents provide that All American shall cause the real estate collateral to continue to secure the loan, until the earlier of full repayment of the loan upon expiration of the Debentures or conversion by the Purchasers of the Debentures into shares of our common stock at a conversion rate of the lesser of (i) the purchase price paid by us for each share of All American common stock in the acquisition, or (ii) $3.00, (the “Conversion Price”), subject to further adjustment as set forth in the Able Energy Transaction Documents. However, the Conversion Price with respect to the AIR Agreement shall be $4.00. In addition, the Purchasers shall have the right to receive five-year warrants to purchase 2,500,000 of our common stock at an exercise price of $3.75 per share. Pursuant to the Able Energy Transaction Documents, we shall also have an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the Debentures for 125% of the face amount of the Debentures plus all accrued and outstanding interest, as well as a right to repurchase all of the Debentures in the event of the consummation of a new financing in which we sell securities at a purchase price that is below the Conversion Price. It is currently contemplated that the stockholders of All American will escrow a sufficient number of shares to satisfy the conversion of the $5,000,000 in outstanding Debentures in full.

On July 27, 2005, as amended and restated on May 11, 2006, we made a loan to All American in the amount of $1,730,000, bearing interest at the rate of LIBOR plus 4% per annum. All payments of principal and accrued interest were originally due and payable in full by July 11, 2006. However, we have consented to an extension of the repayment of principal and interest to June 15, 2007. This loan is secured by certain real estate of All American and a second lien on 1,000,000 shares of our common stock held by All American, which shares are subject to a first lien held by our former CEO, Timothy Harrington.

Other Transactions

We entered into a two-year consulting agreement with our former CEO, Timothy Harrington, on February 16, 2005, which provides for annual fees to our former CEO of $60,000, paid in equal monthly installments. Mr. Harrington was paid $60,000 related to this agreement during the year ended June 30, 2006. Under this consulting agreement, we also granted Mr. Harrington options immediately exercisable to purchase 100,000 shares of our common stock at $4.00 per share.

On February 22, 2005, we borrowed $500,000 from Able Income Fund, LLC ("Able Income"), which is partially-owned by our former CEO, Timothy Harrington. The loan from Able Income bears interest at the rate of 14% per annum payable interest only in the amount of $5,833 per month with the principal balance and any accrued unpaid interest due and payable on May 22, 2005. The Note was secured by a mortgage on property located in Warrensburg Industrial Park, Warrensburg, New York, owned by Able Energy New York, Inc. Able Income agreed to surrender the note representing this loan as of September 30, 2005, in exchange for 57,604 shares of our common stock (based on a conversion price equal to 80% of the average closing price of our common stock during the period October 3, 2005 to October 14, 2005). Note conversion expense of $125,000 was recorded during the year ended June 30, 2006 related to this transaction. Interest expense related to the note payable paid to Able Income Fund during the fiscal years ended June 30, 2006 and 2005 was $17,499 and $22,499, respectively.

On February 27, 2006 the Company entered into a consulting agreement with Able Income Fund LLC of which Timothy Harrington (former CEO) is an owner. Consulting expense related to this agreement for fiscal year ended 2006 was $17,833.

In connection with two loans agreements entered into in May 2005, we paid fees of $167,500 to Unison Capital Corporation, which is owned by Frank Nocito, a beneficial stockholder and our Vice President - Business Development. Subsequently, Unison agreed to reimburse the fees to us in monthly installments plus interest at 6% per annum, under a note due on September 29, 2006. The note maturity has been extended to May 2, 2007. As of June 30, 2006, interest is due in the amount of $11,730 with the principal being due in full on May 2, 2007.

During the year ended June 30, 2006, the Company paid consulting fees amounting to approximately $54,000 to a company owned by Stephen Chalk, a member of our Board of Directors.

COMPARISON OF CUMULATIVE TOTAL RETURNS

The following graph shows a comparison of cumulative total returns on the common stock of the Company from June 30, 2001 through June 30, 2006 with the cumulative total return on the NASDAQ Stock Market - U.S. and the cumulative total return on a group of NASDAQ Fuel Oils Companies (SIC Code 5983) (the "Peer Group").

		Fiscal Year Ending
COMPANY/INDEX/MARKET	6/29/2001	6/28/2002	6/30/2003	6/30/2004	6/30/2005	6/30/2006
Able Energy Inc	100.00	64.81	58.59	45.37	269.07	105.37
Peer Group	100.00	97.90	131.23	153.86	26.00	20.67
NASDAQ Market Index	100.00	67.83	75.43	95.93	95.82	101.99

The graph assumes an investment of $100 in each of the Company, the NASDAQ Stock Market - U.S. and the Peer Group on June 30, 2001. The comparison also assumes that all dividends are reinvested. The Company did not pay any dividends during this period.

The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock. The stock price performance graph shall not be deemed to be incorporated into any filing under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

Article III, paragraph number 3.2 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of one and a maximum of eight. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a majority of votes cast in favor of their election. The Board of Directors consisted of eight persons during Fiscal 2006. Seven of the eight directors are nominated to again serve on the Board for Fiscal 2007. Two of the director-nominees, Gregory D. Frost and Christopher P. Westad, presently serve as the Company’s Chief Executive Officer and President, respectively.

The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held 20 meetings in Fiscal 2006. All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2006. Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders. All of the Company’s directors attended last year’s annual meeting and it is anticipated that all of the director-nominees will attend this year’s Annual Meeting. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties.

Management believes that director-nominees Messers. Miller, O’Neil and Richards and Ms. Charas are independent directors in accordance with the definition of that term in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and the Company's management.

There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

Chairman of the Board

In October 2005, the Board elected Gregory D. Frost to serve as the executive Chairman of the Board. On September 28, 2006, Mr. Frost took a leave of absence as Chief Executive Office of the Company and resigned as Chairman of the Board. Mr. Frost resumed his position as Chief Executive Officer and Chairman on May 24, 2007. During Mr. Frost’s leave of absence, Christopher P. Westad, President of the Company, was the acting Chief Executive Officer of the Company. The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company's performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors and stockholders, establishes the annual agenda of the Board, advises with respect to the work of each Committee and reviews changes in Board membership and the membership and chair of each Committee, coordinates periodic review of management's strategic plan for the Company and coordinates the annual performance review of the Chief Executive Officer and other key senior managers.

Compensation

Directors who are employed as executive officers receive no additional compensation for service on the Board. All Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings. Each non-employee director receives an annual retainer of $15,000 (payable monthly), a $5,000 annual retainer for each committee on which a Director serves as chair, and the annual grant of a ten-year option to purchase 3,000 shares of Common Stock and an additional grant of a ten-year option to purchase 3,000 shares of Common Stock to each director who serves as a committee chair, which vests on the date of grant.

Committees

The Company’s Board has standing Compensation, Governance and Nominating and Audit committees.

Audit Committee

In Fiscal 2006, director-nominees Solange Charas, Edward C. Miller, Jr. and Alan E. Richards were the members of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the listing standards of the Nasdaq Small Cap Market and Section 10A(m)(3) of the Exchange Act. In addition, the Board of Directors has determined that Mr. Richards is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”).

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein. The charter of the Audit Committee of the Board, a copy of which is posted on the Company’s website, www.Ableenergy.com, specifies that the purpose of the Committee is to assist the Board in its oversight of:

•	The integrity of the Company's consolidated financial statements;
•	The adequacy of the Company's system of internal controls;
•	The Company's compliance with legal and regulatory requirements;
•	The qualifications and independence of the Company's independent registered public accountants; and
•	The performance of the Company's independent registered public accountants and of the Company's internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•	Monitors preparation of quarterly and annual financial reports by the Company's management;
•
Supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and

•
Oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

The Committee met eight times during fiscal 2006. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions with the Company's independent registered public accountants without the presence of the Company's management.

The Audit Committee serves in an oversight capacity and is not intended to be part of the Company's operational or managerial decision-making process. The Company's management is responsible for preparing the consolidated financial statements, and its independent registered public accountants are responsible for auditing those consolidated financial statements. The Audit Committee's principal purpose is to monitor these processes. In this context, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accountants. Management represented that the Company's consolidated financial statements were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent registered public accountants. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The Audit Committee discussed with the independent registered public accountants their independence from the Company and its management, including the matters, if any, in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and received from the independent registered public accountants. The Audit Committee also considered whether the independent registered public accountants provision of audit and non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee discussed with the Company's independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their audit, the evaluations of the Company's internal controls, disclosure controls and procedures and the overall quality and integrity of the Company's financial reporting. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2006, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Alan E. Richards, Chairman
Edward C. Miller, Jr.
Solange Charas

Compensation Committee

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

The members of the Compensation Committee are Solange Charas, Chairman, Patrick O'Neill, and Mark Barbera, none of whom are employees of the Company. The Compensation Committee has the authority to fix the Company's compensation arrangements with the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer and has the exclusive authority to grant options and make awards under the Company's equity compensation plans. Consistent with changes in the Delaware General Corporation Law in 2001, the Compensation Committee, from time to time, delegates to the Company's Chief Executive, Chief Operating Officer and the Chief Financial Officer the authority to grant a specified number of options to non-executive officers. The Compensation Committee also reviews the Company's compensation policies relating to all executive officers.

The Compensation Committee's goal is to develop executive compensation policies that offer competitive compensation opportunities for all executives which are based on personal performances, individual initiative and achievement, as well as assisting the Company in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning managements’ and stockholders’ interests in the enhancement of stockholder value.

Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus and long-term compensation in the form of stock options and matching contributions under the Company’s 401(k) Savings Plan. Compensation levels for executive officers of the Company was determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Compensation Committee's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing annual bonuses and other incentive compensation. In addition, the Compensation Committee considers the Company's financial position and cash flow in making compensation decisions.

The Company has certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. During the year ended June 30, 2006, the Company also made matching contributions to the 401(k) Savings Plan for those participants.

Members of the Compensation Committee

Solange Charas, Chairman
Patrick O’Neill
Mark Barbera

Compensation Committee Interlocking and Insider Participation

No interlocking relationship existed or exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is an officer or an employee of the Company.

Governance and Nominating Committee

In Fiscal 2006, the members of the Committee were director-nominees Patrick O’Neil and Alan E. Richards, as well as Mark Barbera, who is not standing for re-election at the Meeting, with Mr. Barbera acting as Chairman. The Company believes that each member of the Committee was independent as that term is defined under the NASDAQ Marketplace Rules. The Governance and Nominating Committee met one time in Fiscal 2006. The Governance and Nominating Committee, among other duties, determines the slate of director candidates to be presented for election at the Company’s annual meeting of shareholders.

The Company does not presently have a nominating committee charter. The Governance and Nominating Committee’s process for recruiting and selecting nominees is for the committee members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to the Company's governance, and who are willing to serve as directors of a public company. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Committee and is sounded out concerning their possible interest and willingness to serve, and Governance and Nominating Committee members discuss amongst themselves the individual's potential to be an effective Board member. If the discussions and evaluation are positive, the individual is invited to serve on the Board.

To date, no stockholder has presented any candidate for Board membership to the Company for consideration, and the Company does not have a specific policy on stockholder-recommended director candidates. However, the Governance and Nominating Committee believes its process for evaluation of nominees proposed by stockholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the Committee will require that candidates possess, at a minimum, a desire to serve on the Company's Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the Committee would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies.

The other function of the Governance and Nominating Committee is to oversee the Company’s compliance with the corporate governance requirements of the SEC and the NASDAQ Marketplace Rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of the Forms 3, 4 and 5 received by the Company or representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 2006, all Section 16(a) filing requirements applicable to its officers, Directors and 10% stockholders were met in a timely manner, except in the following instances: (1) Frank Nocito failed to file a required Form 4 with respect to the August 2005 exercise of 50,000 options and the sale of 50,000 shares of common stock during June 2006; (2) Gregory Frost failed to file a required Form 4 with respect to the September 2005 exercise of 50,000 options and the sale of 50,000 shares of common stock during June 2006; (3) Steven Vella failed to file a required Form 4 with respect to the June 2006 grant of 12,500 options.

Family and Other Relationships

There are no family relationships between any of the present directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

(1)
Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

(4)
Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission (“CFTC”) to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: Pat Mitchell, Records Administrator, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866 or by e-mail: to: Patm@Ableenergy.com subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

Identification of Director-Nominees

Name	Age	Title
Gregory D. Frost, Esq.	59	Chief Executive Officer and Chairman of the Board
Christopher P. Westad	53	President and Director
Stephen Chalk	62	Director
Patrick O'Neill	47	Director
Edward C. Miller, Jr.	39	Director
Alan E. Richards	70	Director
Solange Charas	45	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

GREGORY D. FROST, ESQ., became General Counsel and a Director of the Company in April 2005. Mr. Frost served as CEO and Chairman from October 2005 until September 28, 2006, at which time Mr. Frost took a leave of absence and resigned as CEO and Chairman. On May 24, 2007, Mr. Frost resumed his position as CEO and Chairman. From 1974 to the present, he has been a practicing attorney in the State of New York and from 1999 until October of 2005, he was a partner of the law firm of Ferber Frost Chan & Essner, LLP (formally known as Robson Ferber Frost Chan & Essner LLP) which has in the past performed, and continues to perform, legal services for the Company. Mr. Frost's main areas of practice have been and continue to be mergers and acquisitions, and general corporate and securities matters. From 1975 through 1980, he was Assistant General Counsel at The Singer Company and RH Macy & Co. Thereafter, Mr. Frost spent approximately 12 years as a partner of the law firm of Bower & Gardner, managing their corporate and securities department. In 1970, Mr. Frost received a B.A. degree from New York University (Stern School). He received his Juris Doctorate in 1973 from New York Law School, and in 1979 obtained a Master of Law Degree (LLM) in Corporate Law from New York University Law School.

CHRISTOPHER P. WESTAD became President of the Company in 1998, and a Director when the Company went public in 1999. His current employment contract runs through July 1, 2007. He served as the as Acting Chief Executive Officer from September 28, 2006 to May 24, 2007. He also served as the Company’s Chief Financial Officer from 2000 to August 2005, and again from July 2006 through September 2006. Since September 1996, Mr. Westad had also served as the President of Able Propane until the sale of that subsidiary in March, 2004. From 1991 through 1996, Mr. Westad was Market Manager and Area Manager for Ferrellgas Partners, L.P., a company engaged in the retail sale and distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. In 1975, Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University, Southampton, New York. In connection with the March 2003 accident at the Company’s Newton, New Jersey, facility, Mr. Westad entered into a pre-trial intervention agreement, conditioned on 250 hours of community service over a two-year period, which he is currently serving.

SOLANGE CHARAS became a director of the Company in May 2005. In 2000, Ms. Charas founded Charas Consulting, Inc., which provides human resources consulting services. From 2002 though 2005, Ms. Charas was the Head of Human Resources for Benfield, Inc. In her role, she was responsible for all aspects of human resources for this organization. She is currently a retained consultant to Benfield. From 1999 to 2000, Ms. Charas was the Head of Human Resources for EURO RSCG Worldwide, an advertising firm, which is the largest division of France-based Havas Advertising. As Head of Human Resources, she was responsible for the creation and management of all HR programs on a worldwide basis for over 200 agencies, which made up EURO RSCG. From 1996 to 1999, Ms. Charas was the National Director at Arthur Andersen, where she led all activities promoting a consulting product she was instrumental in creating for the firm. From 1995 to 1996, Ms. Charas was the leader of the International Compensation Team at Towers Perrin and a Senior Consultant with respect to international compensation at the Hay Group. Ms. Charas received an undergraduate degree in International Political Economy from University of California at Berkeley in 1982, and an MBA in Accounting and Finance from Cornell University's Johnson School of Management in 1988.

STEPHEN CHALK became a Director of the Company in February 2005. From 1981 to the present, Mr. Chalk has served as the President of the Pilgrim Corporation, where he has obtained a strong background in financial management, as well as over 25 years of hotel, resort, restaurant, and real estate development experience. Mr. Chalk is a graduate of Philadelphia University with a BS in Engineering and Design.

EDWARD C. MILLER, JR. has served as a Director of the Company since 1999. Mr. Miller has served in several marketing positions since 1999 and currently serves as the Chief Marketing Officer for the law firm of Norris, McLaughlin & Marcus, P.A., located in Somerville, New Jersey. From 1991 to 1999, Mr. Miller served as Marketing Coordinator at the Morristown, New Jersey, law firm of Riker, Danzig, Scherer, Hyland & Perretti, LLP. Mr. Miller received a B.S. in Marketing Management from Syracuse University School of Management in 1991.

PATRICK O'NEILL has served as a Director of the Company since 1999. Mr. O'Neill has been involved in the management of real estate development and construction management for over 20 years, and has served as the President of Fenix Investment and Development, Inc., a real estate company based in Morristown, New Jersey, for the past ten years. Prior to that, Mr. O'Neill served as Vice President of Business Development for AvisAmerica, a Pennsylvania-based home manufacturer. Mr. O'Neill holds a B.S. from the United States Military Academy.

ALAN E. RICHARDS became a Director of the Company in February 2005. Mr. Richards has served as the President of Sorrento Enterprises Incorporated, a forensic accounting firm, from its inception in 1979 to the present. Mr. Richards brings a diverse background and 25-plus years of experience in financial services, including work with government agencies such as the United States Internal Revenue Service. Mr. Richards is a graduate of Iona College with a BBA in Finance.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Marcum & Kliegman LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2007. Marcum & Kliegman LLP audited the Company’s financial statements for the year ended June 30, 2006.

Representatives of Marcum & Kliegman LLP will be present at the meeting to respond to appropriate questions and to make such statements as they may desire.

The Board recommends that shareholders vote "FOR" ratification of the appointment of Marcum & Kliegman LLP as the Company's independent registered public accountants for fiscal 2007.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous Independent Registered Public Accounting Firm

(i)	On January 4, 2006, Able Energy, Inc. (the "Company") dismissed Simontacchi & Company LLP ("Simontacchi") as its independent registered public accounting firm.
(ii)
The report of Simontacchi on the Company's financial statements and financial statement schedule for the fiscal years ended June 30, 2005 and June 30, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The Company's Audit Committee recommended and approved the decision to change independent registered public accounting firms.
(iv)
In connection with the audits of the Company's financial statements for each of the two most recently completed fiscal years and through June 30, 2005, there have been no disagreements with Simontacchi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simontacchi, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company has given permission to Simontacchi to respond fully to the inquiries of the successor auditor, including those concerning the subject matter of its dismissal.
(vi)
The Company has requested that Simontacchi furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Such letter was filed hereunder as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 9, 2006.

New Independent Registered Public Accounting Firm

(i)
On January 9, 2006 and effective the same date, on the recommendation of the Company's Audit Committee, the Company engaged Marcum & Kliegman LLP ("Marcum") as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending June 30, 2006 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ended December 31, 2005.

(ii)
During the two most recent fiscal years and through January 9, 2006, the Company has not consulted with Marcum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2005 AND 2006

The following table presents fees for professional services rendered by the independent public accounting firms of Marcum & Kliegmen LLP and Simontacchi & Company, LLP for the Company during the year ended June 30, 2006 and Simontacchi & Company, LLP for the year ended June 30, 2005. All of the services for fiscal 2006 and 2005 were performed by the full-time, permanent employees of Marcum & Kliegmen LLP and Simontacchi and Company, LLP

	For the Year Ended June 30,
	2006	2005
Audit Fees (1)	$655,147	$104,913
Tax Fees (2)	15,000	11,874
All Other Fees (3)	129,302	79,039
Total	$799,449	$195,826

(1)
These are fees for professional services performed for the audit of the Company’s annual consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Principally fees for preparation of the Company’s federal and state corporate tax returns.
(3)	Principally fees for SEC inquiries.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF MARCUM & KLIEGMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting, may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the meeting. Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the next annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than January 30, 2008. Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received in writing by Christopher Westad, Secretary, Able Energy, Inc., 198 Green Pond Road, Rockaway, New Jersey 07866, no later than January 30, 2008 to be considered for inclusion in the Company’s Proxy Statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's next Annual Meeting is advanced or delayed more than 30 days from the date of this year’s Annual Meeting, stockholder proposals intended to be included in the proxy materials for the next Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the next Annual Meeting. Upon determination by the Company that the date of the next Annual Meeting will be advanced or delayed by more than 30 days from the date of the this year’s Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT MAY REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO CHRISTOPHER WESTAD, ABLE ENERGY, INC., 198 GREEN POND ROAD, ROCKAWAY, NEW JERSEY 07866, TELEPHONE NUMBER (973) 625-1012. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JUNE 10, 2007.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Gregory D. Frost
Gregory D. Frost
Chairman and Chief Executive Officer

Rockaway, New Jersey
June 5, 2007

PROXY

ABLE ENERGY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 28, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregory Frost, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of Able Energy, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 28, 2007 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Able Energy, Inc. to be held at the offices at the offices of Able Energy, Inc., 1140 Avenue of the Americas, 18th Floor, New York, New York 10036 on Thursday, June 28, 2007 at 11:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2

1.	ELECTION OF DIRECTORS	FOR	WITHHOLD
Nominees:

	Gregory D. Frost	☐	☐
Christopher P. Westad
Patrick O'Neill
Edward C. Miller, Jr.
Stephen Chalk
Alan E. Richards
Solange Charas

(Except nominee(s) written above)

2.	To ratify the selection of Marcum & Kliegman LLP to serve as the Company's independent registered public accountants	FOR	AGAINST	ABSTAIN
		☐	☐	☐

If you plan to attend the Annual Meeting please mark this box ☐

Dated: __________, 2007

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE